EX-99.5.d

perspective II(SM)  (05/04)

                                             JACKSON NATIONAL LIFE
                                             INSURANCE COMPANY[GRAPHIC OMITTED]

FIXED AND VARIABLE ANNUITY APPLICATION (VA250)    Home Office: Lansing, Michigan
See back page for mailing address.                WWW.JNL.COM


USE DARK INK, ONLY

REGISTRATION INFORMATION

OWNER'S NAME           Date of Birth (mm/dd/yyyy)    SSN/TIN (include dashes)

Home Address (number and street)      CITY, STATE, ZIP
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Age     Sex     U.S. Citizen   Phone No. (include area code)  E-Mail Address   Broker/Dealer Account
        M   F   Yes   No


JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner. Spousal Joint Owner may continue the
Contract.)                                                                              SSN/TIN (include dashes)

Home Address (number and street)      CITY, STATE, ZIP        Relationship to Owner


Date of Birth (mm/dd/yyyy)     Age    Sex     U.S. Citizen    Phone No. (include area code)   E-Mail Address
                                      M   F   Yes   No


ANNUITANT'S NAME (if other than Owner)               SSN/TIN (include dashes)

Home Address (number and street)      CITY, STATE, ZIP

Date of Birth (mm/dd/yyyy)     Age    Sex     U.S. Citizen    Phone No. (include area code)    E-Mail Address
                                      M   F   Yes   No

JOINT ANNUITANT'S NAME                                                                  SSN/TIN (include dashes)

Date of Birth (mm/dd/yyyy)     Age    Sex     U.S. Citizen    Phone No. (include area code)
                                      M   F   Yes   No

BENEFICIARY DESIGNATION

Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.

Primary         Name                          SSN/TIN (include dashes)                 Percentage (%)
                Relationship to Owner Address (number and street)    City, State, ZIP


__ Primary      Name                          SSN/TIN (include dashes)                 Percentage (%)
__ Contingent   Relationship to Owner Address (number and street)    City, State, ZIP


__ Primary      Name                          SSN/TIN (include dashes)                 Percentage (%)
__ Contingent   Relationship to Owner Address (number and street)    City, State, ZIP


__ Primary      Name                          SSN/TIN (include dashes)                 Percentage (%)
__ Contingent   Relationship to Owner Address (number and street)    City, State, ZIP


ANNUITY TYPE                                                                   TRANSFER INFORMATION
__ Non-Tax Qualified                    __ IRA - Individual*                   __ IRC 1035 Exchange
__ 401(k) qualified Savings Plan        __ IRA - Custodial*                    __ Direct transfer
__ HR-10 (Keogh) Plan                   __ IRA - Roth*                         __ Direct Rollover
__ 403(b) TSA (Direct Transfer Only)       *Tax Contribution Years and Amounts:__ Non-Direct Rollover
__ IRA - SEP                                Year: _______      $ ___________   __ Roth Conversion
__ Other _____________________________      Year: _______      $ ___________


ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. ON WRITTEN REQUEST, THE COMPANY WILL PROVIDE TO THE CONTRACT OWNER WITHIN A REASONABLE TIME, REASONABLE FACTUAL INFORMATION REGARDING THE BENEFITS AND PROVISIONS OF THIS CONTRACT. IF FOR ANY REASON THE CONTRACT OWNER IS NOT SATISFIED, THE CONTRACT MAY BE RETURNED TO THE COMPANY OR PRODUCER WITHIN 20 DAYS AFTER DELIVERY, AND THE CONTRACT VALUE WILL BE RETURNED.


VDA 105 05/04                                                  V4373 Rev. 05/04

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REPLACEMENT   * Must be completed for "Good-Order"
Are you replacing an existing life insurance policy or annuity contract?*  ___ Yes  ____ No  If "Yes", please complete this section.
Company Name                   Contract No.          Anticipated Transfer Amount
                                                     $

Company Name                   Contract No.          Anticipated Transfer Amount
                                                     $

INITIAL PREMIUM                                                                INCOME DATE

Amount of premium with application: $                                          PLEASE SPECIFY DATE (mm/dd/yyyy):
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)          If an Income Date is not specified, age 90
                                                                               (age 70 1/2 for Qualified Plans) of the Owner will be
                                                                               used.


CAPITAL PROTECTION PROGRAM
___ Yes ___ No         If "No", please proceed to the Premium Allocation Section (If no selection is made, JNL will default to "No.")

Which Fixed Account Option do you wish to select for the Capital Protection Program? (Select only one.)
___ 1-Year  ____ 3-Year  ____ 5-Year  ____ 7-Year

Now that you have selected a Fixed Account Option for the Capital Protection Program, indicate how you would like the balance of your initial premium allocated in the Premium Allocation section below.

PREMIUM ALLOCATION             WHOLE PERCENTAGES ONLY    *    TOTAL ALLOCATION MUST EQUAL 100%
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PORTFOLIOS (%)

___ JNL/JPMorgan International Value
___ JNL/Lazard Mid Cap Value
___ JNL/Lazard  Small Cap Value
___ JNL/Oppenheimer Global Growth
___ JNL/Oppenheimer Growth
___ JNL/PIMCO Total Return Bond
___ JNL/PPM America Balanced
___ JNL/PPM America High Yield Bond
___ JNL/PPM America Money Market
___ JNL/PPM America Value
___ JNL/Putnam Equity
___ JNL/Putnam International Equity
___ JNL/Putnam Midcap Growth
___ JNL/Putnam Value Equity
___ JNL/Salomon Brothers Global Bond
___ JNL/Salomon Brothers U.S.Government & Quality Bond
___ JNL/T. Rowe Price Established Growth
___ JNL/T. Rowe Price Mid-Cap Growth
___ JNL/T. Rowe Price Value
___ JNL/S&P Aggressive Growth I
___ JNL/S&P Conservative Growth I
___ JNL/S&P Equity Aggressive Growth I
___ JNL/S&P Equity Growth I
___ JNL/S&P Moderate Growth I
___ JNL/S&P Very Aggressive Growth I
___ JNL/S&P Core Index 50
___ JNL/S&P Core Index 75
___ JNL/S&P Core Index 100

PORTFOLIOS (%)

___ JNL[R]/AIM Large Cap Growth
___ JNL/AIM Premier Equity II
___ JNL/AIM Small Cap Growth
___ JNL/Alger Growth
___ JNL/Alliance Capital Growth
___ JNL/Curian S&P[R] 500 Index
___ JNL/Curian S&P 400 Mid Cap Index
___ JNL/Curian Small Cap Index
___ JNL/Mellon Capital Management Bond Index
___ JNL/Mellon Capital Management International Index
___ JNL/Curian The Dow[SM] 10
___ JNL/Curian The S&P[R] 10
___ JNL/Curian Global 15
___ JNL/Curian 25
___ JNL/Curian Small-Cap
___ JNL/Curian Communications Sector
___ JNL/Curian Consumer Brands Sector
___ JNL/Curian Energy Sector
___ JNL/Curian Financial Sector
___ JNL/Curian Pharmaceutical/Healthcare Sector
___ JNL/Curian Technology Sector
___ JNL/Curian Enhanced S&P 500 Stock Index
___ JNL/Eagle Core Equity
___ JNL/Eagle SmallCap Equity
___ JNL/Janus Aggressive Growth
___ JNL/Janus Balanced
___ JNL/Janus Capital Growth



INDEXED FIXED OPTION
___ 9-year


FIXED ACCOUNT OPTIONS
___ 1-year
___ 3-year
___ 5-year
___ 7-year

DCA+

___ 6-month
___ 12-month

IF DCA+ IS SELECTED, YOU MUST ATTACH THE SYSTEMATIC INVESTMENT FORM (V4375). DCA+ provides an automatic monthly transfer to the selected Portfolios so the entire amount invested in this program, plus earnings, will be transferred by the end of the DCA+ Term selected.




       ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.

                 RESTRICTIONS MAY APPLY AT JNL'S DISCRETION ON A
                            NON-DISCRIMINATORY BASIS.

VDA 105 05/04                                                  V4373 Rev. 05/04

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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION

I (We) authorize Jackson National Life[R] (JNL) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative (subject to JNL's Then-current administrative procedures). JNL has procedures designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If JNL fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) agree that JNL, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                         ___ Yes    ____ No

(If no election is made, JNL will default to "No" for residents of North Dakota and to "Yes" for residents of all other states.)
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OPTIONAL DEATH BENEFITS
                 ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.

If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:
     1. ___ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
     2. ___ 4% Roll-Up Death Benefit (3% if the Owner is age 70 or older on the date of issue)
     3. ___ Highest Anniversary Value Death Benefit
     4. ___ Combination of Options 1 and 3 above.
     5. ___ Combination of Options 2 and 3 above.

                         ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

OTHER OPTIONAL BENEFITS
                     ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.

A. EARNINGS PROTECTION BENEFIT
   ___ EarningsMax[SM]

C. CONTRACT ENHANCEMENT OPTIONS (MAY SELECT ONLY ONE)
   ___ 2% of first-year premium 3% of first-year premium 4% of first-year premium

B. GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE) Guaranteed
   ___ Minimum Income Benefit Guaranteed Minimum Withdrawal Benefit(1)

D. WITHDRAWAL OPTIONS
   ___ 20% Free Withdrawal Benefit(2, 3)
   ___ 3-Year Withdrawal Charge Schedule(1)
   ___ 5-Year Withdrawal Charge Schedule(3)



                          ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1) Not available if any premium is allocated to the Indexed Fixed Option.
(2) May not be selected in combination with either the 3% or 4% Contract Enhancement.
(3) May not be selected in combination with the 3-Year Withdrawal Charge Schedule.

IMPORTANT - PLEASE READ CAREFULLY.

1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained above are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.
4. I (We) have been given a current prospectus for this variable annuity for each available Portfolio and an Indexed Fixed Option Product Brochure.
5. The Contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs. 6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.
7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS OR THE INDEXED FIXED OPTION ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.
8. IF AN INDEXED FIXED OPTION IS APPLICABLE, I (WE) HEREBY UNDERSTAND THAT ANNUITY PREMIUMS AND BENEFITS OF THE INDEXED FIXED OPTION, IF ANY, ARE CALCULATED BASED ON THE CHANGES IN AN EXTERNAL INDEX. WHILE THE INDEXED
   FIXED OPTION VALUE MAY BE AFFECTED BY THE EXTERNAL INDEX, THE INDEXED FIXED OPTION DOES NOT DIRECTLY PARTICIPATE IN ANY STOCK OR EQUITY INVESTMENTS.

VDA 105 05/04                                                  V4373 Rev. 05/04

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ARKANSAS,  COLORADO,  DISTRICT OF  COLUMBIA,  KENTUCKY,  LOUISIANA,  MAINE,  NEW
MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, AND TENNESSEE RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information, is guilty of a felony of the third degree.

CALIFORNIA RESIDENTS, AGE 65 OR OLDER: Prior to purchasing any life insurance or annuity product, you should understand that the sale or liquidation of any stock, bond, IRA, certificate of deposit, mutual fund, annuity, or other asset to fund the purchase of this product may have tax consequences, early withdrawal penalties, or other costs or penalties as a result of the sale or liquidation. You or your representative may wish to consult an independent legal or financial advisor before selling or liquidating any assets prior to the purchase of any life or annuity product.

STATEMENTS/CORRESPONDENCE
I ___ ELECT ___ ELECT NOT to receive correspondence, including but not limited to annual and semi-annual reports, quarterly and immediate confirms and prospectuses (except _____________________________________) electronically from
Jackson National Life, when available.

If you elect to receive any or all of such documents electronically and subsequently (or later) wish to discontinue electronic delivery of any or all of these types of documents, contact us at our Service Center.

SIGNATURES * Must be completed for "Good-Order"

SIGNED AT * (city, state)           DATE SIGNED * (mm/dd/yyyy)


Owner's Signature                   Annuitant's Signature (if other than Owner)


Joint Owner's Signature             Joint Annuitant's Signature (if other than
                                    Joint Owner)


PRODUCER/REPRESENTATIVE'S STATEMENT

I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including Contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity Contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)

Producer/Representative's Full Name (please print)                             Phone No. (include area code)

Producer/Representative's Signature       License ID No. (Florida only)        Date Signed (mm/dd/yyyy)

Address (number and street)               City, State, ZIP

E-Mail Address                            Contact your home office for program information.
                                              ___ Option A   ___ Option B   ___ Option C  ___ Option D

Broker/Dealer Name             Broker/Dealer Representative No.                JNL Producer/Representative No.



                     MAILING ADDRESS AND CONTACT INFORMATION

FOR CONTRACTS PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

     REGULAR MAIL                         OVERNIGHT MAIL
 JNL[R] Service Center                  JNL Service Center
    P.O. Box 378002                8055 E. Tufts Ave., 2nd Floor
Denver, CO 80237-8002                    Denver, CO 80237

             CUSTOMER CARE: 800/766-4683 (7:00 a.m. to 6:00 p.m. MT)
                                FAX: 800/701-0125
                           E-MAIL: contactus@jnli.com


FOR CONTRACTS PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:


          REGULAR MAIL                    OVERNIGHT MAIL
     JNL/IMG Service Center           JNL/IMG Service Center
         P.O. Box 30392                   1 Corporate Way
     Lansing, MI 48909-7892              Lansing, MI 48951

            CUSTOMER CARE: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                               FAX: 517/706-5534
                           E-MAIL: contactus@jnli.com






Not FDIC/NCUA insured * Not Bank/CU  guaranteed * May lose value * Not a deposit * Not insured by any federal agency
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VDA 105 05/04                                                  V4373 Rev. 05/04